Exhibit 10.1

THIRD AMENDMENT

TO

CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of July 18, 2025, by and among INNODATA INC., a Delaware corporation (“Innodata”), INNODATA SYNODEX, LLC, a Delaware limited liability company (“Synodex”), INNODATA DOCGENIX, LLC, a Delaware limited liability company (“Docgenix”), AGILITY PR SOLUTIONS LLC, a Delaware limited liability company (“Solutions”), INNODATA SERVICES, LLC, a Delaware limited liability company (“Services”, and together with Innodata, Synodex, Docgenix, Solutions and any entity that may hereafter become party to the Credit Agreement as a Borrower, individually, a “Borrower” and collectively, “Borrowers”) and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Lender”).

WHEREAS, Borrowers and Lender have entered into financing arrangements as set forth in that certain Credit Agreement, dated April 4, 2023, by and among Borrowers and Lender (as amended, restated, renewed, extended, supplemented, substituted and otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, Borrowers have requested that Lender make certain amendments to the Credit Agreement in accordance with the terms hereof.

NOW, THEREFORE, upon the mutual agreements and covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Definitions. Capitalized terms used and not defined in this Amendment shall have the respective meanings given them in the Credit Agreement.

2.Amendments to Credit Agreement.

(a)Fixed Charge Coverage Ratio. Section 7.1 of the Credit Agreement is deleted in its entirety and the following substituted therefor:

“7.1 Fixed Charge Coverage Ratio. Borrowers, on a combined basis, shall have a Fixed Charge Coverage Ratio of not less than 1.10 to 1.00, tested quarterly as of the last day of each fiscal quarter, in each case, for the four consecutive fiscal quarters then ended for which Lender has received financial statements.”

(b)Quarterly Financial Statements. Section 2 of Schedule 5.1 to the Credit Agreement is deleted in its entirety and the following substituted therefor:

“2.Quarterly Financial Statements. As soon as available, but in any event within 30 days after the end of each fiscal quarter of Loan Parties, its consolidated and consolidating balance sheet, income statement and statement of equity as of the end of and for such fiscal quarter, all in reasonable detail, fairly presenting in all material respects the financial position and the results of the operations of Loan Parties as of the end of and through such fiscal quarter, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, subject to normal year-end audit adjustments and the absence of footnotes.”

3.Conditions to Effectiveness. The effectiveness of this Amendment shall be subject to the receipt by Lender of an original (or electronic copy) of this Amendment duly authorized, executed and delivered by Borrowers.

4.Effect of this Amendment. Except as amended pursuant hereto, no other amendments or modifications to the Credit Agreement are intended or implied and in all other respects the Credit Agreement is hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment and the Credit Agreement, the terms of this Amendment shall control.

5.Further Assurances. Borrowers shall execute and deliver such additional documents and take such additional action as may be reasonably requested by Lender to effectuate the provisions and purposes of this Amendment.

6.Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

7.Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of Texas (without giving effect to principles of conflict of laws).

8.Electronic Signatures. This Amendment, and any notices delivered under this Amendment or the Credit Agreement, may be executed by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Lender reserves the right, in its sole discretion, to accept, deny, or condition acceptance of any electronic signature on this Amendment or on any notice delivered to Lender under this Amendment or the Credit Agreement. This Amendment, and any notices delivered under this Amendment or the Credit Agreement, may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument. Delivery of an executed counterpart of a signature page of this Amendment and any notices as set forth herein or in the Credit Agreement will be as effective as delivery of a manually executed counterpart of the Amendment or notice.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers as of the day and year first above written.

BORROWERS:

INNODATA INC.

By:	/s/ Marissa Espineli
Name:	Marissa Espineli
Title:	Interim CFO

INNODATA SYNODEX, LLC

By:	/s/ Marissa Espineli
Name:	Marissa Espineli
Title:	Interim CFO Innodata Inc., Sole Member

INNODATA DOCGENIX, LLC

By:	/s/ Marissa Espineli
Name:	Marissa Espineli
Title:	Interim CFO Innodata Inc., Sole Member

AGILITY PR SOLUTIONS LLC

By:	/s/ Marissa Espineli
Name:	Marissa Espineli
Title:	Interim CFO Innodata Inc., Sole Member

INNODATA SERVICES, LLC

By:	/s/ Marissa Espineli
Name:	Marissa Espineli
Title:	Interim CFO Innodata Inc., Sole Member

LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Marc Zawatsky
Name:	Marc Zawatsky
Title:	VP

[Signature Page to Third Amendment to Credit Agreement]